Exhibit 10.1

SELECTA BIOSCIENCES, INC.

2008 Stock Incentive Plan

1.                                      Purpose.

The purpose of this plan (the “Plan”) is to secure for Selecta Biosciences, Inc., a Delaware corporation (the “Company”) and its shareholders the benefits arising from capital stock ownership by employees, officers and directors of, and consultants or advisors to, the Company and its parent and subsidiary corporations who are expected to contribute to the Company’s future growth and success.  Under the Plan recipients may be awarded both (i) Options (as defined in Section 2.1) to purchase the Company’s common stock, par value $0.0001 (“Common Stock”) and (ii) shares of the Company’s Common Stock (“Restricted Stock Awards”).  Except where the context otherwise requires, the term “Company” shall include any parent and all present and future subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (the “Code”).  Those provisions of the Plan which make express reference to Section 422 of the Code shall apply only to Incentive Stock Options (as that term is defined below).

2.                                      Types of Awards and Administration.

2.1                               Options.  Options granted pursuant to the Plan (“Options”) shall be authorized by action of the Board of Directors of Selecta Biosciences, Inc. (the “Board” or “Board of Directors”) and may be either incentive stock options (“Incentive Stock Options”) meeting the requirements of Section 422 of the Code or non-statutory Options which are not intended to meet the requirements of Section 422.  The vesting of Options may be conditioned upon the completion of a specified period of employment with the Company and/or such other conditions or events as the Board may determine.  The Board may also provide that Options are immediately exercisable subject to certain repurchase rights in the Company dependent upon the continued employment of the optionee and/or such other conditions or events as the Board may determine.

2.1.1                     Incentive Stock Options.  All Options when granted are intended to be non-statutory Options, unless the applicable Option Agreement (as defined in Section 5.1) explicitly states that the Option is intended to be an Incentive Stock Option.  Incentive Stock Options may only be granted to employees of the Company.  For so long as the Code shall so provide, Options granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such Options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate fair market value (determined as of the respective date or dates of grant) of more than $100,000.  If an

Option is intended to be an Incentive Stock Option, and if for any reason such Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a non-statutory Option appropriately granted under the Plan provided that such Option (or portion thereof) otherwise meets the Plan’s requirements relating to non-statutory Options.

2.2                               Restricted Stock Awards.  The Board in its discretion may grant Restricted Stock Awards, entitling the recipient to acquire, for a purchase price determined by the Board, shares of Common Stock subject to such restrictions and conditions as the Board may determine at the time of grant (“Restricted Stock”), including continued employment and/or achievement of pre-established performance goals and objectives.

2.3                               Administration.  The Plan shall be administered by the Board, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive.  The Board may in its sole discretion issue Restricted Stock and grant Options and issue shares upon exercise of such Options as provided in the Plan.  The Board shall have authority, subject to the express provisions of the Plan, to construe Restricted Stock Agreements, Option Agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of Restricted Stock Agreements and Option Agreements, and to make all other determinations in the judgment of the Board necessary or desirable for the administration of the Plan.  The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Restricted Stock Agreement or Option Agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency.  No director or person acting pursuant to authority delegated by the Board shall be liable for any action or determination under the Plan made in good faith.  The Board may, to the full extent permitted by or consistent with applicable laws or regulations, delegate any or all of its powers under the Plan to a committee (the “Committee”) appointed by the Board, and if the Committee is so appointed all references to the Board in the Plan shall mean and relate to such Committee, other than references to the Board in this sentence and in Section 18 (as to amendment or termination of the Plan) and Section 21.

3.                                      Eligibility.

Options may be granted, and Restricted Stock may be issued, to persons who are, at the time of such grant or issuance, employees, officers or directors of, or consultants or advisors to, the Company; provided, that the class of persons to whom Incentive Stock Options may be granted shall be limited to employees of the Company.

3.1                               10% Shareholder.  If any employee to whom an Incentive Stock Option is to be granted is, at the time of the grant of such Option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the

Company (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code) (a “Greater Than 10% Shareholder”), any Incentive Stock Option granted to such individual must:  (i) have an exercise price per share of not less than 110% of the fair market value of one share of Common Stock at the time of grant; and (ii) expire by its terms not more than five years from the date of grant.

4.                                      Stock Subject to Plan.

Subject to adjustment as provided in Section 14.2 below, the maximum number of shares of Common Stock which may be issued under the Plan is 330,000 shares.  If an Option shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such Option shall again be available for subsequent Option grants or Restricted Stock Awards under the Plan.  If shares of Restricted Stock shall be forfeited to, or otherwise repurchased by, the Company pursuant to a Restricted Stock Agreement, such repurchased shares shall again be available for subsequent Option grants or Restricted Stock Awards under the Plan.  If shares issued upon exercise of an Option are tendered to the Company in payment of the exercise price of an Option, such tendered shares shall again be available for subsequent Option grants or Restricted Stock Awards under the Plan.

5.                                      Forms of Restricted Stock Agreements and Option Agreements.

5.1                               Option Agreement.  Each recipient of an Option shall execute an option agreement (“Option Agreement”) in such form not inconsistent with the Plan as may be approved by the Board of Directors.  Such Option Agreements may differ among recipients.

5.2                               Restricted Stock Agreement.  Each recipient of a grant of Restricted Stock shall execute an agreement (“Restricted Stock Agreement”) in such form not inconsistent with the Plan as may be approved by the Board of Directors.  Such Restricted Stock Agreements may differ among recipients.

5.3                               “Lock-Up” Agreement.  Unless the Board specifies otherwise, each Restricted Stock Agreement and Option Agreement shall provide that upon the request of the Company or the managing underwriter(s) of any offering of securities of the Company that is the subject of a registration statement filed under the United States Securities Act of 1933, as amended from time to time (the “Act”), the holder of any Option or the purchaser of any Restricted Stock shall, in connection therewith, agree in writing (in such form as the Company or such managing underwriter(s) shall request) to the general effect that for a period of time (not to exceed 180 days, plus such additional number of days (not to exceed 35) as may reasonably be requested to enable the underwriter(s) of such offering to comply with Rule 2711(f) of the Financial Industry Regulatory Authority or any amendment or successor thereto) from the effective date of the registration statement under the Act for such offering, the holder or purchaser will not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares of the common stock of the Company owned or controlled by him or her.

6.                                      Purchase Price.

6.1                               General.  The purchase price per share of Restricted Stock and per share of stock deliverable upon the exercise of an Option shall be determined by the Board, provided, however, that in the case of any Option, the exercise price shall not be less than 100% of the fair market value of such stock, as determined by the Board, at the time of grant of such Option, or less than 110% of such fair market value in the case of any Incentive Stock Option granted to a Greater Than 10% Shareholder.

6.2                               Payment of Purchase Price.  Option Agreements may provide for the payment of the exercise price by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such Options, or, to the extent provided in the applicable Option Agreement, by one of the following methods:

(i)  with the consent of the Board by delivery to the Company of shares of Common Stock; such surrendered shares shall have a fair market value equal in amount to the exercise price of the Options being exercised,

(ii) with the consent of the Board a personal recourse note issued by the optionee to the Company in a principal amount equal to such aggregate exercise price and with such other terms, including interest rate and maturity, as the Company may determine in its discretion; provided, however, that the interest rate borne by such note shall not be less than the lowest applicable federal rate, as defined in Section 1274(d) of the Code,

(iii) with the consent of the Board if the class of Common Stock is registered under the Securities Exchange Act of 1934 at such time, subject to rules as may be established by the Board, by delivery to the Company of a properly executed exercise notice along with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price,

(iv) with the consent of the Board by reducing the number of Option shares otherwise issuable to the optionee upon exercise of the Option by a number of shares of Common Stock having a fair market value equal to such aggregate exercise price,

(v) with the consent of the Board by any combination of such methods of payment.

The fair market value of any shares of the Company’s Common Stock or other non-cash consideration which may be delivered upon exercise of an Option shall be determined by the Board of Directors.  Restricted Stock Agreements may provide for the payment of any purchase price in any manner approved by the Board of Directors at the time of authorizing the issuance thereof.

7.                                      Option Period.

Notwithstanding any other provision of the Plan or any Option Agreement, each Option and all rights thereunder shall expire on the date specified in the applicable Option Agreement, provided that such date shall not be later than ten years after the date on which the Option is granted (or five years in the case of an Incentive Stock Option granted to a Greater Than 10% Shareholder), and in either case, shall be subject to earlier termination as provided in the Plan or Option Agreement.

8.                                      Exercise of Options.

8.1                               General.  Each Option shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the agreement evidencing such Option, subject to the provisions of the Plan.  To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires.

8.2                               Notice of Exercise.  An Option may be exercised by the optionee by delivering to the Company on any business day a written notice specifying the number of shares of Common Stock the optionee then desires to purchase and specifying the address to which the certificates for such shares are to be mailed (the “Notice”), accompanied by payment for such shares.  In addition, the Company may require any individual to whom an Option is granted, as a condition of exercising such Option, to give written assurances in a substance and form satisfactory to the Company to the effect that such individual is acquiring the Common Stock subject to the Option for his or her own account for investment and not with a view to the resale or distribution thereof, and to such other effects as the Company deems necessary or advisable in order to comply with any securities law(s).

8.3                               Delivery.  As promptly as practicable after receipt of such written notification and payment, the Company shall deliver or cause to be delivered to the optionee certificates for the number of shares with respect to which such Option has been so exercised, issued in the optionee’s name; provided, however, that such delivery shall be deemed effected for all purposes when the Company or a stock transfer agent shall have deposited such certificates in the United States mail, addressed to the optionee, at the address specified in the Notice.

9.                                      Transferability of Options.

No Incentive Stock Option shall be assignable or transferable by the person to whom it is granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and during the life of an optionee, an Incentive Stock Option shall be exercisable only by the optionee.  The Board may, in its discretion, determine the extent to which a non-statutory Option shall be transferable.

10.                               Termination of Employment; Disability; Death.  Except as may be otherwise expressly provided in the terms and conditions of the Option Agreement, Options shall terminate on the earliest to occur of:

(i)                                     the date of expiration thereof;

(ii)                                  90 days after termination of the optionee’s employment with, or provision of services to, the Company by the Company for Cause (as hereinafter defined);

(iii)                               90 days after the date of voluntary termination of the optionee’s employment with, or provision of services to, the Company by the optionee (other than for death or permanent disability as defined below); or

(iv)                              90 days after the date of termination of the optionee’s employment with, or provision of services to, the Company by the Company without Cause (other than for death or permanent disability as defined below).

Until the date on which the Option so expires, the optionee may exercise that portion of his or her Option which is exercisable at the time of termination of the employment or service relationship.

An employment or service relationship between the Company and the optionee shall be deemed to exist during any period during which the optionee is employed by or providing services to the Company.  Whether an authorized leave of absence or an absence due to military or government service shall constitute termination of the employment relationship between the Company and the optionee shall be determined by the Board at the time thereof.

For purposes of this Section 10, the term “Cause” shall mean (a) any material breach by the optionee of any agreement to which the optionee and the Company are both parties, (b) any act (other than retirement) or omission to act by the optionee which may have a material and adverse effect on the Company’s business or on the optionee’s ability to perform services for the Company, including, without limitation, the commission of any crime (other than minor traffic violations), or (c) any material misconduct or material neglect of duties by the optionee in connection with the business or affairs of the Company.

In the event of the permanent and total disability or death of an optionee while in an employment or other relationship with the Company and before the date of expiration of such option, such option shall terminate on the earlier of such date of expiration or one (1) year following the date of such disability or death.  After disability or death, the optionee (or in the case of death, his or her executor, administrator or any person or persons to whom this option may be transferred by will or by laws of descent and distribution) shall have the right, at any time prior to such termination, to exercise the option to the extent the optionee was entitled to exercise such option as of the date of his or her disability or death.  An optionee is permanently and totally disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to last for a continuous period of not less than 12 months; permanent and total disability shall be determined in accordance with Section 22(e)(3) of the Code and the regulations issued thereunder.

11.                               Rights as a Shareholder.  The holder of an Option shall have no rights as a shareholder with respect to any shares covered by the Option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) until the date of issue of a stock certificate to him or her for such shares.  No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

12.                               Additional Provisions.  The Board of Directors may, in its sole discretion, include additional provisions in Restricted Stock Agreements and Option Agreements, including, without limitation, restrictions on transfer, rights of the Company to repurchase shares of Restricted Stock or shares of Common Stock acquired upon exercise of Options, commitments to pay cash bonuses, to make, arrange for or guaranty loans or to transfer other property to optionees upon exercise of Options, or such other provisions as shall be determined by the Board of Directors; provided that such additional provisions shall not be inconsistent with any other term or condition of the Plan and such additional provisions shall not be such as to cause any Incentive Stock Option to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

13.                               Acceleration, Extension, Etc.  The Board of Directors may, in its sole discretion, (i) accelerate the date or dates on which all or any particular Option or Options may be exercised or (ii) extend the period or periods of time during which all, or any particular, Option or Options may be exercised.

14.                               Adjustment Upon Changes in Capitalization

14.1                        No Effect of Options upon Certain Corporate Transactions.  The existence of outstanding Options shall not affect in any way the right or power of the Company to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation, or any issue of Common Stock, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

14.2                        Adjustment Provisions.  If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment shall be made in (x) the maximum number and kind of shares reserved for issuance under the Plan, (y) the number and kind of shares or other securities subject to any then outstanding Options, and (z) the price for each share or other security subject to any then outstanding Options, so that upon exercise of such Options, in lieu of the shares of Common Stock for which such Options were then exercisable, the relevant optionee shall be entitled to receive, for the same aggregate consideration, the same total number and kind of shares or other securities, cash or property that the owner of an equal number of outstanding shares of Common Stock immediately prior to the event requiring adjustment would own as a result of the event.

14.3                        No Adjustment in Certain Cases.  Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefore, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding options.

14.4                        Board Authority to Make Adjustments.  Any adjustments under this Section 14 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive.  No fractional shares will be issued under the Plan on account of any such adjustments.

15.                               Effect of Certain Transactions.

15.1                        General.  Except as provided in any Option Agreement or Restricted Stock Agreement to the contrary, if the Company is merged with or into or consolidated with another corporation under circumstances where the stockholders of the Company immediately prior to such merger or consolidation do not own after such merger or consolidation shares representing at least fifty percent (50%) of the voting power of the Company or the surviving or resulting corporation, as the case may be, or if shares representing fifty percent (50%) or more of the voting power of the Company are transferred to an Unrelated Third Party, as hereinafter defined, or if the Company is liquidated, or sells or otherwise disposes of all or substantially all its assets (each such transaction is referred to herein as a “Change in Control Transaction”), the Board, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions, as to some or all outstanding Options or Restricted Stock Awards (and need not take the same action as to each such Option or Restricted Stock Award): (i) provide that such Options shall be assumed, or equivalent Options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such Options substituted for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, (ii) upon written notice to the optionees, provide that all unexercised

Options will terminate immediately prior to the consummation of the Change in Control Transaction unless exercised by the optionee to the extent otherwise then exercisable within a specified period following the date of such notice, (iii) upon written notice to the grantees, provide that all unvested shares of Restricted Stock shall be repurchased at cost, (iv) make or provide for a cash payment to the optionees equal to the difference between (A) the fair market value of the per share consideration (whether cash, securities or other property or any combination of the above) the holder of a share of Common Stock will receive upon consummation of the Change in Control Transaction (the “Per Share Transaction Price”) times the number of shares of Common Stock subject to outstanding vested Options (to the extent then exercisable at prices not equal to or in excess of the Per Share Transaction Price) and (B) the aggregate exercise price of such outstanding vested Options, in exchange for the termination of such Options, or (v) provide that all or any outstanding Options shall become exercisable and all or any outstanding Restricted Stock Awards shall vest in part or in full immediately prior to such event. To the extent that any Options are exercisable at a price equal to or in excess of the Per Share Transaction Price, the Board may provide that such Options shall terminate immediately upon the consummation of the Change in Control Transaction without any payment being made to the holders of such Options.  “Unrelated Third Party” shall mean any person who is not, on the date of adoption of this Plan by the Board, a holder of stock of any class or preference or any stock option of the Company.

15.2                        Substitute Options.  The Company may grant Options in substitution for options held by employees of another corporation who become employees of the Company, as the result of a merger or consolidation of the employing corporation with the Company or as a result of the acquisition by the Company, of property or stock of the employing corporation.  The Company may direct that substitute Options be granted on such terms and conditions as the Board considers appropriate in the circumstances.

15.3                        Restricted Stock.  In the event of a business combination or other transaction of the type detailed in Section 15.1, any securities, cash or other property received in exchange for shares of Restricted Stock shall continue to be governed by the provisions of any Restricted Stock Agreement pursuant to which they were issued, including any provision regarding vesting, and such securities, cash, or other property may be held in escrow on such terms as the Board of Directors may direct, to insure compliance with the terms of any such Restricted Stock Agreement.

16.                               No Special Employment Rights.  Nothing contained in the Plan or in any Option or Restricted Stock Agreement shall confer upon any optionee or holder of Restricted Stock any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the compensation of such person.

17.                               Other Employee Benefits.  The amount of any compensation deemed to be received by an employee as a result of the issuance of shares of Restricted Stock or the grant or exercise of an Option or the sale of shares received upon such award or exercise will not constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board of Directors.

18.                               Amendment of the Plan.

18.1                        The Board may at any time, and from time to time, modify or amend in any respect or terminate the Plan.  If shareholder approval is not obtained within twelve months after any amendment increasing the number of shares authorized under the Plan or changing the class of persons eligible to receive Options under the Plan, no Options granted pursuant to such amendments shall be deemed to be Incentive Stock Options and no Incentive Stock Options shall be issued pursuant to such amendments thereafter.

18.2                        The termination or any modification or amendment of the Plan shall not, without the consent of an optionee or the holder of Restricted Stock, adversely affect his or her rights under an Option or Restricted Stock Award previously granted to him or her.  With the consent of the recipient of Restricted Stock or optionee affected, the Board may amend outstanding Restricted Stock Agreements or Option Agreements in a manner not inconsistent with the Plan.

19.                               Withholding.  The Company shall have the right to deduct from payments of any kind otherwise due to the optionee or recipient of Restricted Stock, any federal, state or local taxes of any kind required by law to be withheld with respect to issuance of any shares of Restricted Stock or shares issued upon exercise of Options.  Prior to delivery of any Common Stock pursuant to the terms of this Plan, the Board has the right to require that the optionee or recipient of Restricted Stock remit to the Company an amount sufficient to satisfy any minimum tax withholding obligation.  Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the obligor may elect to satisfy any minimum withholding obligations, in whole or in part, (i) by causing the Company to withhold shares of Common Stock otherwise issuable, or (ii) by delivering to the Company a sufficient number of shares of Common Stock.  The shares so withheld shall have a fair market value equal to such minimum withholding obligation.  The fair market value of the shares used to satisfy such minimum withholding obligation shall be determined by the Company as of the date that the amount of tax to be withheld is to be determined.  A person who has made an election pursuant to this Section 19 may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar restrictions.

20.                               Effective Date and Duration of the Plan.

20.1                        Effective Date.  The Plan shall become effective when adopted by the Board of Directors.  If shareholder approval is not obtained within twelve months after the date of the Board’s adoption of the Plan, no Options previously granted under the Plan shall be deemed to be Incentive Stock Options and no Incentive Stock Options shall be granted thereafter.  Amendments to the Plan not requiring shareholder approval shall become effective when adopted by the Board.  Amendments requiring shareholder approval shall become effective when adopted by the Board, but if shareholder approval is not obtained within twelve months of the Board’s adoption of such amendment, any Incentive Stock Options granted pursuant to such amendment shall be deemed to be non-statutory Options provided that such Options are authorized by the Plan.  Subject to this limitation, Options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

20.2                        Termination.  Unless sooner terminated by action of the Board of Directors, the Plan shall terminate upon the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board of Directors.

21.                               Requirements of Law.  The Company shall not be required to sell or issue any shares under any Option or Restricted Stock Agreement if the issuance of such shares shall constitute a violation by the optionee, the Restricted Stock Award recipient, or by the Company of any provisions of any law or regulation of any governmental authority.  In addition, in connection with the Act, the Company shall not be required to issue any shares upon exercise of any Option unless the Company has received evidence satisfactory to it to the effect that the holder of such Option will not transfer such shares except pursuant to a registration statement in effect under the Act or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration is not required in connection with any such transfer. Any determination in this connection by the Board shall be final, binding and conclusive.  In the event the shares issuable on exercise of an Option are not registered under the Act or under the securities laws of each relevant state or other jurisdiction, the Company may imprint on the certificate(s) appropriate legends that counsel for the Company considers necessary or advisable to comply with the Act or any such state or other securities law.  The Company may register, but in no event shall be obligated to register, any securities covered by the Plan pursuant to the Act; and in the event any shares are so registered the Company may remove any legend on certificates representing such shares.  The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

22.                               Non-Exclusivity of this Plan; Non-Uniform Determinations.  Neither the adoption of this Plan by the Board of Directors nor the approval of this Plan by the stockholders of the Company shall be construed as creating any limitations on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

The determinations of the Board of Directors under this Plan need not be uniform and may be made by it selectively among persons who receive or are eligible to receive Options or Restricted Stock Awards under this Plan (whether or not such persons are similarly situated).  Without limiting the generality of the foregoing, the Board of Directors shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Option Agreements and Restricted Stock Agreements, as to (a) the persons to receive Options or Restricted Stock Awards under this Plan, (b) the terms and provisions of Options or Restricted Stock Awards, (c) the exercise by the Board of Directors of its discretion in respect of the exercise of Options pursuant to the terms of this Plan, and (d) the treatment of leaves of absence pursuant to Section 10 hereof.

23.                               Governing Law.  This Plan and each Option or Restricted Stock Agreement shall be governed by the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of law.

INCENTIVE STOCK OPTION

Granted by

Selecta Biosciences, Inc. (the “Company”)

Under the 2008 Stock Incentive Plan

This Option is and shall be subject in every respect to the provisions of the Company’s 2008 Stock Incentive Plan, as amended from time to time, which is incorporated herein by reference and made a part hereof.  The holder of this Option (the “Holder”) hereby accepts this Option subject to all the terms and provisions of the Plan and agrees that (a) in the event of any conflict between the terms hereof and those of the Plan, the latter shall prevail, and (b) all decisions under and interpretations of the Plan by the Board or the Committee shall be final, binding and conclusive upon the Holder and his or her heirs and legal representatives.

1. Name of Holder:	[Name of Optionee]

2. Date of Grant:	[Date]

3. Vesting Start Date:	[Date of Hire]

4. Maximum number of shares for which this Option is exercisable:	[number]

5. Exercise (purchase) price per share:	[$ . ]

6. Payment method:

(i)                                     a personal, certified or bank check or postal money order payable to the order of the Company for an amount equal to the exercise price of the shares being purchased; or

(ii)                                  with the consent of the Company, any of the other methods set forth in the Plan.

7. Expiration Date of Option:	[Grant Date + 10 years]

8.                                      Vesting Schedule:  This Option shall become exercisable for 25% of the maximum number of shares granted on the first anniversary of the Vesting Start Date, and shall become exercisable for an additional 2.0833% on the last day of each month thereafter until the Option is fully vested, [provided, however, that the Option shall be deemed to be fully vested immediately prior to the consummation of a Qualified Sale (as defined below)].  All vesting shall cease upon the date of termination of employment or provision of services.

[“Qualified Sale” shall mean the sale of all or substantially all of assets or issued and outstanding capital stock of the Company, or merger or consolidation involving the Company in which stockholders of the Company immediately before such merger or consolidation do not own immediately after such merger or consolidation capital stock or other equity interests of the surviving corporation or entity representing more than fifty percent in voting power of capital stock or other equity interests of such surviving corporation or entity outstanding immediately after such merger or consolidation.]

In addition to the foregoing, upon the Holder’s election at any time after the date of Grant of this Option, the Holder shall be entitled to exercise this Option immediately and in full for the Maximum Number of shares as set forth herein, whether or not fully vested, provided that, upon such exercise, the Holder shall execute a stock restriction agreement containing a “reverse vesting” schedule effectively equivalent to the Vesting Schedule set forth herein, pursuant to which the Holder agrees to sell back any unvested shares at cost should he or she leave the employ of the Company prior to full vesting.

9.                                      Termination of Employment.  This Option shall terminate on the earliest to occur of:

(i)                                     the date of expiration thereof;

(ii)                                  90 days after termination of the Holder’s employment with or services to the Company by the Company for Cause (as defined in the Plan);

(iii)                               90 days after the date of voluntary termination of employment or services by the Holder (other than for death or permanent disability as defined in the Plan); or

(iv)                              90 days after the date of termination of the Holder’s employment with or services to the Company by the Company without Cause (other than for death or permanent disability as defined in the Plan).

10.                               Company’s Right of First Refusal.  Prior to the effective date of a registration statement covering shares of the Company’s Common Stock, any shares of stock issued pursuant to exercise of this Option shall be subject to the Company’s right of first refusal as set forth at Appendix A.

11.                               Lock-Up Agreement.  The Holder agrees for a period of up to 180 days from the effective date of any registration of securities of the Company under the Securities Act of 1933, as amended (the “Securities Act”), upon request of the Company or underwriters managing any underwritten offering of the Company’s securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares issued pursuant to the exercise of this Option, without the prior written consent of the Company and such underwriters.

12.                               Tax Withholding.  The Company’s obligation to deliver shares shall be subject to the Holder’s satisfaction of any federal, state and local income and employment tax withholding requirements.

13.                               Notice.  Any notice to be given to the Company hereunder shall be deemed sufficient if addressed to the Company and delivered to the office of the Company, Selecta Biosciences, Inc., 480 Arsenal Street, Building One, Watertown, MA 02472, to the attention of the President, or such other address as the Company may hereafter designate.

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Any notice to be given to the Holder hereunder shall be deemed sufficient if addressed to and delivered in person to the Holder at his or her address furnished to the Company or when deposited in the mail, postage prepaid, addressed to the Holder at such address.

IN WITNESS WHEREOF, the parties have executed this Option, or caused this Option to be executed, as of the Date of Grant.

Selecta Biosciences, Inc.

By:
[Robert L. Bratzler, President]

The undersigned Holder hereby acknowledges receipt of a copy of the Plan and this Option (including Appendix A hereto), and agrees to the terms of this Option and the Plan.

[Optionee]

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APPENDIX A

Right of First Refusal

1.                                      General.  Prior to the effective date of a registration statement under the Securities Act, covering any shares of the Company’s Common Stock and until such time as the Company shall have effected a public offering of its Common Stock registered under the Securities Act, in the event that, at any time when the Holder (which term for purposes of this section shall mean the Holder and his or her executors, administrators and any other person to whom this Option may be transferred by will or the laws of descent and distribution) is permitted to do so, the Holder desires to sell, assign or otherwise transfer any of the shares issued upon the exercise of this Option, the Holder shall first offer such shares to the Company by giving written notice of the Holder’s desire so to sell, assign or transfer such shares.

2.                                      Notice of Intended Transfer.  The notice shall state the number of shares offered, the name of the person or persons to whom it is proposed to sell, assign or transfer such shares and the price at which such shares are intended to be sold, assigned or transferred.  Such notice shall constitute an offer to the Company for the Company to purchase the number of shares set forth in the notice at a price per share equal to the price stated therein.

3.                                      Company to Accept or Decline Within 30 Days.  The Company may accept the offer as to all, but not less than all, such shares by notifying the Holder in writing within 30 days after receipt of such notice of its acceptance of the offer.  If the offer is accepted, the Company shall have 60 days within which to purchase the offered shares at a price per share as aforesaid.  If within the applicable time periods the Holder does not receive notice of the Company’s intention to purchase the offered shares, or if payment in full of the purchase price is not made by the Company, the offer shall be deemed to have been rejected and the Holder may transfer title to such shares within 90 days from the date of the Holder’s written notice to the Company of the Holder’s intention to sell, but such transfer shall be made only to the proposed transferee and at the proposed price as stated in such notice and after compliance with any other provisions of this Option applicable to the transfer of such shares.

4.                                      Transferred Shares to Remain Subject to Right of First Refusal.  Shares that are so transferred to such transferee shall remain subject to the rights of the Company set forth in this Appendix A.  As a condition to such transfer, such transferee shall execute and deliver all such documents as the Company may require to evidence the binding agreement of such transferee so to remain subject to the rights of the Company.

5.                                      Remedies of Company.  No sale, assignment, pledge or transfer of any of the shares covered by this Option shall be effective or given effect on the books of the Company unless all of the applicable provisions of this Appendix A have been duly complied with, and the Company may inscribe on the face of any certificate representing any of such shares a legend referring to the provisions of this Appendix A.  If any transfer of shares is made or attempted in violation of the foregoing restrictions, or if shares are not offered to the Company as required hereby, the Company shall have the right to purchase such shares from the owner thereof or his transferee at any time before or after the transfer, as herein provided.  In addition to any other legal or equitable remedies which it may have, the Company may enforce its rights by actions for

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specific performance (to the extent permitted by law) and may refuse to recognize any transferee as one of its stockholders for any purpose, including, without limitation, for purposes of dividend and voting rights, until all applicable provisions hereof have been complied with.

6.                                      Shares Subject to Right of First Refusal.  For purposes of the Right of First Refusal pursuant to this Appendix A, the term “shares” shall mean any and all new, substituted or additional securities or other property issued to the Holder, by reason of his or her ownership of Common Stock pursuant to the exercise of this Option, in connection with any stock dividend, liquidating dividend, stock split or other change in the character or amount of any of the outstanding securities of the Company, or any consolidation, merger or sale of all or substantially all of the assets of the Company.

7.                                      Legends on Stock Certificates.  Any certificate representing shares of stock subject to the provisions of this Appendix A may have endorsed thereon one or more legends, substantially as follows:

(i)                         “Any disposition of any interest in the securities represented by this certificate is subject to restrictions, and the securities represented by this certificate are subject to certain options, contained in a certain agreement between the record holder hereof and the Company, a copy of which will be mailed to any holder of this certificate without charge upon receipt by the Company of a written request therefor.”

(ii)                      “The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any state and may not be pledged, hypothecated, sold or otherwise transferred except upon such registration or upon receipt by the Company of an opinion of counsel satisfactory to the Company, in form and substance satisfactory to the Company, that such registration is not required.”

8.                                      Right of First Refusal to Lapse Upon Registration.  The restrictions imposed by this Appendix A shall terminate in all respects upon the effective date of a registration statement under the Securities Act covering any of the Company’s Common Stock.

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NON-STATUTORY STOCK OPTION

Granted by

Selecta Biosciences, Inc. (the “Company”)

Under the 2008 Stock Incentive Plan

This Option is and shall be subject in every respect to the provisions of the Company’s 2008 Stock Incentive Plan, as amended from time to time, which is incorporated herein by reference and made a part hereof.  The holder of this Option (the “Holder”) hereby accepts this Option subject to all the terms and provisions of the Plan and agrees that (a) in the event of any conflict between the terms hereof and those of the Plan, the latter shall prevail, and (b) all decisions under and interpretations of the Plan by the Board or the Committee shall be final, binding and conclusive upon the Holder and his or her heirs and legal representatives.

1. Name of Holder:	[Name of Optionee]

2. Date of Grant:	[Date]

3. Vesting Start Date:	[Date of Hire / Date of Grant]

4. Maximum number of shares for which this Option is exercisable:	[number]

5. Exercise (purchase) price per share:	[$ . ]

6. Payment method:

(i)                                     a personal, certified or bank check or postal money order payable to the order of the Company for an amount equal to the exercise price of the shares being purchased; or

(ii)                                  with the consent of the Company, any of the other methods set forth in the Plan.

7. Expiration Date of Option:	[Grant Date + 10 years]

8.                                      Vesting Schedule:  This Option shall become exercisable for 2.0833% of the maximum number of shares granted on [last day of month of Vesting Start Date], and shall become exercisable for an additional 2.0833% on the last day of each month thereafter until the Option is fully vested, [provided, however, that the Option shall be deemed to be fully vested immediately prior to the consummation of a Qualified Sale (as defined below)].  All vesting shall cease upon the date of termination of employment or provision of services.

[“Qualified Sale” shall mean the sale of all or substantially all of assets or issued and outstanding capital stock of the Company, or merger or consolidation involving the Company in which stockholders of the Company immediately before such merger or consolidation do not own immediately after such merger or consolidation capital stock or other equity interests of the surviving corporation or entity representing more than fifty percent in voting power of capital stock or other equity interests of such surviving corporation or entity outstanding immediately after such merger or consolidation.]

In addition to the foregoing, upon the Holder’s election at any time after the date of Grant of this Option, the Holder shall be entitled to exercise this Option immediately and in full for the Maximum Number of shares as set forth herein, whether or not fully vested, provided that, upon such exercise, the Holder shall execute a stock restriction agreement containing a “reverse vesting” schedule effectively equivalent to the Vesting Schedule set forth herein, pursuant to which the Holder agrees to sell back any unvested shares at cost should he or she leave the employ of the Company prior to full vesting.

9.                                      Termination of Employment.  This Option shall terminate on the earliest to occur of:

(i)                                     the date of expiration thereof;

(ii)                                  90 days after termination of the Holder’s employment with or services to the Company for any reason other than for death or permanent disability as defined in the Plan); or

(iv)                              one year following the date of Holder’s death or permanent disability as defined in the Plan.

10.                               Company’s Right of First Refusal.  Prior to the effective date of a registration statement covering shares of the Company’s Common Stock, any shares of stock issued pursuant to exercise of this Option shall be subject to the Company’s right of first refusal as set forth at Appendix A.

11.                               Lock-Up Agreement.  The Holder agrees for a period of up to 180 days from the effective date of any registration of securities of the Company under the Securities Act of 1933, as amended (the “Securities Act”), upon request of the Company or underwriters managing any underwritten offering of the Company’s securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares issued pursuant to the exercise of this Option, without the prior written consent of the Company and such underwriters.

12.                               Tax Withholding.  The Company’s obligation to deliver shares shall be subject to the Holder’s satisfaction of any federal, state and local income and employment tax withholding requirements.

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13.                               Notice.  Any notice to be given to the Company hereunder shall be deemed sufficient if addressed to the Company and delivered to the office of the Company, Selecta Biosciences, Inc., 480 Arsenal Street, Building One, Watertown, MA 02472, to the attention of the President, or such other address as the Company may hereafter designate. Any notice to be given to the Holder hereunder shall be deemed sufficient if addressed to and delivered in person to the Holder at his or her address furnished to the Company or when deposited in the mail, postage prepaid, addressed to the Holder at such address.

IN WITNESS WHEREOF, the parties have executed this Option, or caused this Option to be executed, as of the Date of Grant.

Selecta Biosciences, Inc.

By:
[Robert L. Bratzler, President]

The undersigned Holder hereby acknowledges receipt of a copy of the Plan and this Option (including Appendix A hereto), and agrees to the terms of this Option and the Plan.

[Optionee]

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APPENDIX A

Right of First Refusal

1.                                      General.  Prior to the effective date of a registration statement under the Securities Act, covering any shares of the Company’s Common Stock and until such time as the Company shall have effected a public offering of its Common Stock registered under the Securities Act, in the event that, at any time when the Holder (which term for purposes of this section shall mean the Holder and his or her executors, administrators and any other person to whom this Option may be transferred by will or the laws of descent and distribution) is permitted to do so, the Holder desires to sell, assign or otherwise transfer any of the shares issued upon the exercise of this Option, the Holder shall first offer such shares to the Company by giving written notice of the Holder’s desire so to sell, assign or transfer such shares.

2.                                      Notice of Intended Transfer.  The notice shall state the number of shares offered, the name of the person or persons to whom it is proposed to sell, assign or transfer such shares and the price at which such shares are intended to be sold, assigned or transferred.  Such notice shall constitute an offer to the Company for the Company to purchase the number of shares set forth in the notice at a price per share equal to the price stated therein.

3.                                      Company to Accept or Decline Within 30 Days.  The Company may accept the offer as to all, but not less than all, such shares by notifying the Holder in writing within 30 days after receipt of such notice of its acceptance of the offer.  If the offer is accepted, the Company shall have 60 days within which to purchase the offered shares at a price per share as aforesaid.  If within the applicable time periods the Holder does not receive notice of the Company’s intention to purchase the offered shares, or if payment in full of the purchase price is not made by the Company, the offer shall be deemed to have been rejected and the Holder may transfer title to such shares within 90 days from the date of the Holder’s written notice to the Company of the Holder’s intention to sell, but such transfer shall be made only to the proposed transferee and at the proposed price as stated in such notice and after compliance with any other provisions of this Option applicable to the transfer of such shares.

4.                                      Transferred Shares to Remain Subject to Right of First Refusal.  Shares that are so transferred to such transferee shall remain subject to the rights of the Company set forth in this Appendix A.  As a condition to such transfer, such transferee shall execute and deliver all such documents as the Company may require to evidence the binding agreement of such transferee so to remain subject to the rights of the Company.

5.                                      Remedies of Company.  No sale, assignment, pledge or transfer of any of the shares covered by this Option shall be effective or given effect on the books of the Company unless all of the applicable provisions of this Appendix A have been duly complied with, and the Company may inscribe on the face of any certificate representing any of such shares a legend referring to the provisions of this Appendix A.  If any transfer of shares is made or attempted in violation of the foregoing restrictions, or if shares are not offered to the Company as required hereby, the Company shall have the right to purchase such shares from the owner thereof or his transferee at any time before or after the transfer, as herein provided.  In addition to any other legal or equitable remedies which it may have, the Company may enforce its rights by actions for

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specific performance (to the extent permitted by law) and may refuse to recognize any transferee as one of its stockholders for any purpose, including, without limitation, for purposes of dividend and voting rights, until all applicable provisions hereof have been complied with.

6.                                      Shares Subject to Right of First Refusal.  For purposes of the Right of First Refusal pursuant to this Appendix A, the term “shares” shall mean any and all new, substituted or additional securities or other property issued to the Holder, by reason of his or her ownership of Common Stock pursuant to the exercise of this Option, in connection with any stock dividend, liquidating dividend, stock split or other change in the character or amount of any of the outstanding securities of the Company, or any consolidation, merger or sale of all or substantially all of the assets of the Company.

7.                                      Legends on Stock Certificates.  Any certificate representing shares of stock subject to the provisions of this Appendix A may have endorsed thereon one or more legends, substantially as follows:

(i)                         “Any disposition of any interest in the securities represented by this certificate is subject to restrictions, and the securities represented by this certificate are subject to certain options, contained in a certain agreement between the record holder hereof and the Company, a copy of which will be mailed to any holder of this certificate without charge upon receipt by the Company of a written request therefor.”

(ii)                      “The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any state and may not be pledged, hypothecated, sold or otherwise transferred except upon such registration or upon receipt by the Company of an opinion of counsel satisfactory to the Company, in form and substance satisfactory to the Company, that such registration is not required.”

8.                                      Right of First Refusal to Lapse Upon Registration.  The restrictions imposed by this Appendix A shall terminate in all respects upon the effective date of a registration statement under the Securities Act covering any of the Company’s Common Stock.

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